SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 16, 2002
                        (Date of Earliest Event Reported)

                         DREYER'S GRAND ICE CREAM, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                 0-14190                   94-2967523
       (State or other      (Commission File Number)        (IRS Employer
         Jurisdiction                                       Identification
      of incorporation)                                        Number)

                 5929 College Avenue, Oakland, California 94618
          (Address of principal executive offices, including Zip Code)
                                 (510) 652-8187
              (Registrant's telephone number, including area code)



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Item 5 - Other Events.

           In order to correct a typographical error, the Company's prior disclosure on Form 8-K as filed with the Commission on June 17, 2002 is hereby amended by deleting "On June 16, 2001" in the first sentence thereof and replacing it with "On June 16, 2002".






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DREYER'S GRAND ICE CREAM,
                                                  INC.

Date:  June 18, 2002                              By: /s/ Mark Lehocky
                                                  Name:   Mark Lehocky
                                                  Title:  General Counsel







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